JORDAN AMERICAN HOLDINGS, INC.
                          2155 RESORT DRIVE, SUITE 108
                           STEAMBOAT SPRINGS, CO 80487
                                 (970) 879-1189

                    ________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               September 15, 2003
                    ________________________________________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Jordan American Holdings, Inc., a Florida corporation (the "Company"), will be held on September 15, 2003 at 2155 Resort Drive, Steamboat Springs, CO 80487, at 12:00 p.m. (EST), for the following purposes, all of which are set forth more completely in the accompanying proxy statement:

     1. To elect a total of two persons to the Board of Directors, one for a two year term and one for a three-year term;

     2. To amend the Company's Articles of Incorporation to change the name of the Company to "Gundaker/Jordan American Holdings, Inc.;"

     3. To amend our Articles of Incorporation to increase our authorized number of shares of Common Stock from 20,000,000 to 20,000,000,000;

     4. To ratify the selection of Spicer, Jeffries & Co. as the Company's independent auditor; and

     5. To transact such other business as may properly come before the meeting.

Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on July 17, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

A form of proxy and the annual report of the company, including its form 10-KSB for the year ended December 31, 2002, are enclosed. It is important that proxies be returned promptly. Therefore, whether or not you plan to be present in person at the annual meeting, please sign and date the enclosed proxy and return it in the enclosed envelope, which does not require postage if mailed in the United States.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  W.  Neal  Jordan
W.  Neal  Jordan,  Chairman  of  the  Board
Steamboat  Springs,  Colorado
August  28,  2003

                         JORDAN AMERICAN HOLDINGS, INC.
                          2155 RESORT DRIVE, SUITE 108
                           STEAMBOAT SPRINGS, CO 80487

                            ________________________

                                 PROXY STATEMENT

                            ________________________


     The enclosed proxy is solicited by the Board of Directors of Jordan American Holdings, Inc., a Florida corporation (the "Company" or "JAHI"), for use at the Annual Meeting of Shareholders to be held on September 15, 2003, at 12:00 p.m., Eastern Daylight Time, at 2155 Resort Drive, Steamboat Springs,
CO 80487 (the "Meeting"). The approximate date on which this statement and the enclosed proxy will first be sent to Shareholders is September 3, 2003. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. If no space is marked, then the proxy will be voted by the persons therein named at the meeting: 1) for the election of two Directors to serve varying terms as specified elsewhere herein; 2) in favor of the proposal to amend the Company's Articles of Incorporation to change the name of the Company; 3) in favor of the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock; 4) for the ratification of the selection of the Company's independent auditors; and 5) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card in the enclosed envelope. The cost of proxy solicitation by the Board of Directors will be borne by the Company.

     At the record date for the meeting, the close of business on July 17, 2003, the Company had 14,217,266 shares outstanding of $.001 par value common stock
(the  "Common  Stock")  and  2,000,000   shares  of  2000  variable  rate
convertible cumulative preferred stock (the "Preferred Stock"). Each share of Common Stock entitles the holder thereof on the record date to one vote on each matter submitted to a vote of Shareholders. The Preferred Stock is non-voting.

     Only holders of the Common Stock of record at the close of business on July 17, 2003, are entitled to notice of and to vote at the Meeting. If there are not sufficient votes for approval of any of the matters to be voted upon at the Meeting, then the Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Meeting consists of a majority of the outstanding shares of Common Stock. The election of Directors will be by a plurality of votes cast, either in person or by proxy, at the Meeting. The approval of the other proposals covered by this Proxy Statement, will require an affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Meeting. W. Neal Jordan controls a majority of the outstanding Common Stock and, therefore, can determine the outcome of all matters being voted on at this meeting.

     A STOCKHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

                             MANAGEMENT


Our directors, director nominees, and executive officer and their ages as of August 20, 2003 are as follows:

NAME     AGE     POSITION
----     ---     --------

W.  Neal  Jordan     63     Chairman  of  the  Board,  Chief  Executive Officer,
                            President, Chief Financial Officer, Chief Investment
                            Officer, Secretary and Director


Gordan  Gundaker     69     Director  Nominee
________________________


     W. NEAL JORDAN has been a Director of the Company since April 1993; and served as the Chairman of the Board of the Company from August 1, 1995 through June 1, 2001; as Chief Executive Officer of the Company from July 1999 through June 1, 2001, and from August 1995 until October 1997; and as Chief Investment Officer of the Company from October 1997 through June 1, 2001. In November 2002, the Mr. Jordan was appointed as the Company's Chief Executive Officer, President, Chief Investment Officer, Chief Financial Officer, and Secretary. Mr. Jordan was President of New EAM from its formation in November 2000 through June 4, 2001. He had served as the President, Chief Executive Officer and Portfolio Manager of Equity Assets Management, Inc., a Florida corporation ("Old EAM"), from Old EAM's inception in 1972 until its merger into the Company in 1991. He was President of IFNI, which he founded in 1986, through June 4, 2001.

     GORDON GUNDAKER Gordon Gundaker currently serves as the President and Chief Executive Officer of Coldwell Banker Gundaker, a real estate brokerage firm with over 3,200 licensed associates and 160 employees working in 38 sales offices throughout the metropolitan St. Louis, Missouri area. Mr. Gundaker founded Gundaker Realtors in 1968 and oversaw its growth from a single office to one of the largest independently owned residential real estate companies in the United States. In September 2001, NRT, Inc., purchased Gundaker Realtors and merged it with its local St. Louis Company, Coldwell Banker Residential Brokerage. Coldwell Banker Gundaker was responsible for over $6 billion in sales volume during 2001. Mr. Gundaker is also involved in numerous charitable and civic projects. He has served on the board of directors of the Kilo Foundation, Boy's Hope/Girl's Hope, the Cerebral Palsy Auction and the MS Society.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

During  fiscal  2002,  there  were  a total of two regular and one special Board
meetings  held.   The  Board  does  not  currently  have  a  standing  audit, nominating or compensation committee or any other committee performing a similar function.

COMPLIANCE  WITH  SECTION  16(A)

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they filed. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during 2001 and Forms 5, if any with respect to that year, the Company has determined that all required filings were made in a timely manner.

EXECUTIVE  COMPENSATION

The following table sets forth the total compensation paid to the Company's former chief executive officer during the last three completed fiscal years and to the Company's current chief executive officer. A.J. Elko served as the Company's chief executive officer until his resignation in September 2002 and
W. Neal Jordan has served as the Company's Chief Executive Officer, President, Chief Investment Officer, Chief Financial Officer, and Secretary since November 2002. Mr. Jordan was the Company's sole executive officer at the end of 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                                    LONG TERM
                                                                ANNUAL  COMPENSATION               COMPENSATION
                                                       -----------------------------------------    SECURITIES
                                                                                   OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION                      YEAR        SALARY      BONUS    COMPENSATION (1)   OPTIONS (#)
-------------------------------------------  ------------  -----------  --------  -----------------  -----------
W. Neal Jordan,
Chairman of the Board, President, Chief
Executive Officer, Chief Financial Officer,
Chief Investment Officer and Secretary. . .          2002          -0-       -0-                -0-          -0-
                                                     2001    $ 167,500       -0-                -0-       12,500
                                                     2000    $ 182,500    $108,950              -0-       12.500

A.J. Elko
Former Director, President, Chief
Executive Officer, Chief Operating Officer
and Secretary . . . . . . . . . . . . . . .          2002    $ 106,041       -0-                -0-          -0-
                                                     2001    $ 120,000       -0-                -0-       13,750
                                                     2000    $ 112,500       -0-           $  4,000       12,500

______________________
(1) The table does not include amounts for personal benefits extended to executive officers by the Company, such as, but not limited to, health or life insurance. The Company believes that the incremental cost of those annual benefits during 2000-2002 did not exceed the lesser of $50,000 or 10% of their total annual salary and bonus.

EMPLOYMENT  AGREEMENT

Mr.  Jordan  does  not  currently have an employment agreement with the Company.

DIRECTOR  COMPENSATION

The Company does not pay its Directors any cash compensation for attending Board meetings, although it does reimburse them for any out-of-pocket expenses they incur in connection with their duties. In addition, pursuant to the Company's 1991 Stock Option Plan, as amended (the "Plan"), mandatory grants of options to purchase the following number of shares of the Company's Common Stock are to be awarded to Directors on an annual basis: 12,500 shares for serving as a Director; 1,250 shares for serving on one or more committees, and 1,250 for serving as Chairman of one or more committees. Under the Plan, all options granted to Directors (i) have a maximum term of ten years from date of grant, (ii) have a minimum exercise price of 100% of the fair market value of the Company's common stock on the date of grant and (iii) vest immediately upon the date of grant.

INFORMATION  CONCERNING  STOCK  OPTIONS

No  options  were  granted  in  fiscal  2002.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

The following table sets forth certain information concerning the fiscal year-end value of the unexercised stock options held by Messrs. Jordan and Elko. No options were exercised by such officers in 2002.

                NUMBER OF SECURITIES UNDERLYING   VALUE OF  UNEXERCISED IN THE
                  UNEXERCISED OPTIONS AT 2002      MONEY OPTIONS AT 2002 FISCAL
                    FISCAL YEAR END                    YEAR END (1)
  NAME                EXERCISABLE                     UNEXERCISABLE             EXERCISABLE  UNEXERCISABLE
-------------   -------------------------------  -----------------------------  -----------  -------------
W. Neal Jordan             334,095                            -0-                  -0-            -0-
A.J. Elko. . .              56,250                            -0-                  -0-            -0-

______________________
(1) Based upon the market value of the underlying securities at December 31, 2002 of $0.01, minus the exercise price of "in-the-money" options.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth, as of August 4, 2003, certain information regarding the Company's common stock owned of record or beneficially by (i) each person who owns beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's directors and its sole executive officer; and
(iii) all directors and executive officers as a group. Unless otherwise indicated, the address of each beneficial holder named below is c/o Jordan American Holdings, Inc. 2155 Resort Drive, Suite 108, Steamboat Springs, CO 80487.

NAME  AND  ADDRESS  OF          AMOUNT  AND  NATURE  OF
   BENEFICIAL  OWNER             BENEFICIAL  OWNERSHIP    PERCENT  OF  CLASS
   -----------------             ---------------------   ------------------

W.  Neal  Jordan                      8,534,751  (1)            58.8%


Gordon  A.  Gundaker,  Jr.            3,850,000  (2)            27.1%
Revocable  Trust

All  directors  and  officers  as     8,534,751                 58.8%
 a  group  (2  persons)
______________________________________________
(1) Includes: (i) 334,095 shares issuable upon the exercise of the IPO Underwriter' warrants and stock purchase warrants included therein owned by Mr. Jordan, and (ii) 3,850,000 shares of common stock held by the Gordon A. Gundaker, Jr., Revocable Trust (the "Trust"), which has granted Mr. Jordan an option to purchase 50% of such shares and an irrevocable proxy to vote such shares. Excludes (i) 550,600 shares held in certain irrevocable trusts established for Mr. Jordan's children and (ii) 571,428 shares issuable upon conversion of 2,000,000 shares of the Company's 2000 Variable Rate Convertible Cumulative Preferred Stock (the "2000 Preferred Stock") held by Mr. Gundaker with respect to which Mr. Jordan has an option to purchase. The Preferred Stock is non-voting.

(2) Does not include 571,428 shares issuable upon conversion of 2,000,000 shares of the 2000 Preferred Stock held by the Trust.

PROPOSALS  TO  THE  SHAREHOLDERS

The Board of Directors has approved the following proposals for presentation to the Company's Shareholders:

1.   ELECTION  OF  DIRECTORS

The Company's Articles of Incorporation provide that the Board be divided into three classes, with all Directors in each class serving staggered three-year terms or until their respective successors are qualified and elected.

W.  Neal  Jordan is a Class I Director.  Mr. Jordan was re-elected as a Director in 1999 to serve until the 2002 Annual Meeting of Shareholders. As a result, Mr. Jordan is up for election this year to serve as a Class I Director until
the  2005  Annual  Meeting  of  Shareholders.   For  biographical   information
regarding  Mr.  Jordan,  please  see  "MANAGEMENT  -  Directors  and  Executive
Officers."

The Board has nominated Mr. Gordon Gundaker, to become a Class II Director to serve until the 2006 Annual Meeting of Shareholders. For biographical information regarding Mr. Gundaker, please see "MANAGEMENT - Directors and Executive Officers."

It is intended that the votes will be cast pursuant to the accompanying proxy for the two nominees named above, unless otherwise directed. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any nominee will become unavailable to serve if elected. However, if any nominee should be unavailable, then proxies solicited by the Board will be voted for the election of a substitute nominee designated by the Board.

W. Neal Jordan beneficially owns 58.8% of the Company's Common Stock. As a result, Mr. Jordan will be able to elect all of the Directors of the Company and thereby control the Company.

Proxies cannot be voted for a greater number of persons than the two nominees named above. The Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the Meeting. Votes cast as abstentions will not be counted as votes for or against the election of the Director and therefore will have no effect on the number of votes necessary to elect the Directors. So-called "broker non-votes" (brokers failing to vote by proxy shares of the Company's Common Stock held in nominee name for customers) will not be counted at the Meeting and also will have no effect on the number of votes necessary to elect a Director.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED NOMINEES FOR ELECTION TO THE BOARD.

2.   AMENDMENT  OF  ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY.

The Company proposes to change its name to "Gundaker/Jordan American Holdings, Inc." The Board believes that the Company can develop more extensive brand-name recognition in the marketplace through the consistent use of the "Gundaker/Jordan" name.

Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company.

THE  BOARD  RECOMMENDS  A  VOTE  IN  FAVOR  OF  THIS  PROPOSAL.

3. APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

In July of 2003, the Board of Directors approved a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 20,000,000,000 shares, and further decreed that the proposal be submitted to the stockholders with the recommendation that the amendment be approved. The approval of this Proposal requires the affirmative vote of a majority of our issued and outstanding common stock.

If Proposal 3 is approved by the stockholders of the Company, the newly authorized shares of Common Stock will have voting and other rights identical to the currently authorized shares of Common Stock. The increase in authorized shares will have no immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, the existing stockholders' percentage ownership of the Company will decrease, and depending upon the price at which such shares are issued, could be dilutive to existing stockholders.

The Company has currently issued a total of 14,217,266 million shares, excluding shares underlying options and warrant grants, out of a total authorized number of 20 million. The Board of Directors believes that adoption of Proposal 3 is desirable so that the Company will have more flexibility and be able to issue shares of Common Stock. As discussed in the accompanying Annual Report to Shareholders, the Company does not currently have adequate funds available to fund its operations over the next twelve months. Therefore, we intend to use the additional Common Stock for, among other things, financing activities through the sale of equity. Given the current price of our Common Stock ($0.03 as of August 14, 2003) we believe we will be required to issue a significant amount of equity in order to finance the Company's operations. As of the date of this Proxy Statement, we have not entered into any definitive agreements with respect to the sale of shares of Common Stock.

In addition, the increase in authorized shares is being sought to accommodate potential forward stock splits which the Board believes will increase the tradability of the Company's Common Stock by increasing the number of shares outstanding. However, there is no assurance that the Company will complete a stock split, or that if completed, a stock split will have a favorable impact on the Company's stock.

If Proposal 3 is approved by the stockholders, authorized but unissued shares of the Company's Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by our stockholders, except as otherwise required by applicable law, rules or regulations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

4.   RATIFICATION  OF  SELECTION  OF  INDEPENDENT  AUDITOR

It is intended that votes will be cast pursuant to the accompanying proxy for the ratification of Spicer, Jeffries & Co. ("Spicer"), as the Company's
independent auditor, unless otherwise directed. Spicer's service as the Company's independent auditor began with the audited financial statements for 1998.

The following table sets forth the aggregate fees billed by Spicer to the Company for 2002:

     Annual  Audit  Fees                             $8,500
     Financial  Information  Systems  Design
         and Implementation  Fees                       -0-
     All  Other  Fees  (1)                              -0-
                                                     --------
     Total                                           $8,500
                                                     ========


Based on the foregoing, the Company believes that the provision of services to the Company by Spicer is compatible with maintaining Spicer's independence.

No member of Spicer or any associate thereof has any financial interest in the Company or its subsidiaries. A member of that firm will not be available to attend the Meeting.

Shareholder approval of the Company's auditor is not required under Florida law. The Board is submitting its selection of Spicer to its Shareholders for ratification in order to determine whether the Shareholders generally approve of the Company's auditor. If the selection of Spicer is not approved by the Shareholders, the Board will reconsider its selection.

THE  BOARD  RECOMMENDS  A  VOTE  IN  FAVOR  OF  THIS  PROPOSAL.

5.   OTHER  MATTERS

The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, then proxies will be voted at the discretion of the proxy-holders.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at, and included in the Company's proxy statement and proxy relating to, the 2004 Annual Meeting of Shareholders of the Company must be received by a reasonable time prior to such meeting.

                             ADDITIONAL INFORMATION

Copies of the Company's 2001 Annual Report to Shareholders, which includes the Form 10-KSB for the year ended December 31, 2002, are being provided to Shareholders with this Proxy Statement.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

W.  Neal  Jordan,  Chairman  of  the  Board

/s/  W.  Neal  Jordan
August  28,  2003
Steamboat  Springs,  Colorado